Aflac Incorporated 2008 Form 10-K
EXHIBIT 10.34
AMENDMENT TO EMPLOYMENT AGREEMENT
BETWEEN KRISS CLONINGER, III AND
AFLAC INCORPORATED
     THIS AMENDMENT (“Amendment”) is entered into as of the 31st day of October, 2008, by and between Aflac Incorporated, a Georgia corporation (hereinafter referred to as “Corporation”) and Kriss Cloninger, III (hereinafter referred to as “Employee”).
W I T N E S S E T H:
     WHEREAS, Corporation and Employee entered into an Employment Agreement dated February 14, 1992, that was subsequently amended several times by the parties (as so amended, the “Employment Agreement”);
     WHEREAS, the parties executed a previous amendment dated November 12, 1993 which contained a scrivener’s error that did not accurately memorialize the true intent of the parties; and
     WHEREAS, Corporation and Employee desire to modify the Employment Agreement, to accurately state the true intent of the parties;
     NOW, THEREFORE, in consideration of the mutual promises and covenants set forth and contained herein, Corporation and Employee agree that the Employment Agreement shall be modified as follows:
     1. Paragraph 1 of the November 12, 1993 Amendment to Employment Agreement is struck in its entirety and Paragraph 4 of the Employment Agreement shall be amended by deleting the second sentence thereof and replacing it with the following:
“On an annual basis beginning effective March 16, 1993, the scheduled term of this Agreement shall be extended for successive one (1) year periods unless written notice of termination is given prior to such annual date by one party to the other party that the Agreement will not be extended by its terms.”
     2. Except as expressly amended by this Amendment, the Agreement shall remain in full force and effect in accordance with its terms and continue to bind the parties.
     3. This Amendment shall be effective as the date set forth above.

     IN WITNESS WHEREOF, Corporation has hereunto caused its duly authorized executive to execute this Amendment on behalf of Corporation, and Employee has hereunto set his hand and seal, all being done in duplicate originals, with one original being delivered to each party, as of the 3rd day of November, 2008.

Employee		Aflac Incorporated

/s/ Kriss Cloninger III Kriss Cloninger, III	By:	/s/ Daniel P. Amos Daniel P. Amos
Chairman and Chief Executive Officer

/s/ Thomas L. McDaniel	Attest:	/s/ Joey M. Loudermilk

Witness		Joey M. Loudermilk
Corporate Secretary